EXHIBIT 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the quarterly report of Solar Power, Inc. (the “Company”) on Form 10KSB/A for the period ending December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”). We, Stephen C. Kircher, Chief Executive Officer and Glenn E. Carnahan, Chief Financial Officer, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge:
     (1)  the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 8, 2007	/s/ Stephen C. Kircher
Stephen C. Kircher,
Chief Executive Officer (Principal Executive Officer)

/s/ Glenn E. Carnahan
Glenn E. Carnahan,
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)